                                                                    EXHIBIT 10h3



Schedule identifying substantially identical agreements, among Fortune Brands, Inc. ("Fortune") and each of the following persons, to the Agreement and Amendment constituting Exhibits 10h1 amd 10h2 to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 1999.

--------------------------------------------------------------------------------

                                 Name
                                 ----

                             Thomas C. Hays
                             Norman H. Wesley
                             John T. Ludes
                             Dudley L. Bauerlein, Jr.
                             Mark Hausberg
                             Anne C. Linsdau
                             Craig P. Omtvedt
                             Mark A. Roche
                             Robert J. Rukeyser